                                                                  EXECUTION COPY

                      AMENDMENT NO. 1 TO THE LOAN DOCUMENTS

                                                    Dated as of January 14, 2005

     AMENDMENT NO. 1 TO THE LOAN DOCUMENTS (this "AMENDMENT") among AMES TRUE
TEMPER, INC., a Delaware corporation (the "BORROWER"), ATT HOLDING CO., a
Delaware corporation, as a guarantor (the "GUARANTOR"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS") and BANK OF AMERICA, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of June 28, 2004 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the
"CREDIT AGREEMENT"; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

     (2) WHEREAS, in connection with the Credit Agreement, the Borrower and the
Grantors named therein entered into a Security Agreement dated as of June 28,
2004 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the "SECURITY AGREEMENT");

     (3) WHEREAS, the Borrower desires to prepay all outstanding Term Loans under the Credit Agreement with the proceeds of an issuance of senior unsecured notes of the Borrower (the "SENIOR NOTES") in an aggregate principal amount up to $150,000,000;

     (4) WHEREAS, the Borrower desires to permit Loans under the Revolving
Credit Facility to be made on a revolving basis up to the full amount of the
Revolving Credit Facility, subject to compliance with a borrowing base to be comprised of eligible inventory and eligible receivables;

     (5) WHEREAS, the Borrower has requested that the Lenders (a) amend the
Credit Agreement (i) to permit the issuance of the Senior Notes, (ii) to incorporate a borrowing base for Revolving Credit Loans and (iii) to make other amendments as described below and (b) amend the Security Agreement as set forth below;

     (6) WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement and the Security Agreement in certain respects as set forth below.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is,
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

          "BORROWING BASE CERTIFICATE" means a certificate in substantially the form of Exhibit N hereto, duly certified by the Chief Financial Officer of the Borrower.

          "BORROWING BASE DEFICIENCY" means, at any time, the failure of (a) the sum of the Loan Values of the Eligible Collateral at such time to equal or exceed (b) the Total Outstandings.

          "ELIGIBLE COLLATERAL" means, collectively, (a) Eligible Inventory, (b)
     Eligible Receivables and (c) such equipment and real estate of the Borrower and its Subsidiaries constituting Collateral that the Administrative Agent, in its sole discretion, may elect to consider to be Eligible Collateral for purposes of this Agreement with values, advance rates, reserves and eligibility criteria determined by the Administrative Agent in its sole discretion and not objected to by the Required Lenders within 10 days after notice of such determination has been given to the Lenders by the
     Administrative Agent.

          "ELIGIBLE INVENTORY" means Inventory of the Borrower and its
     Subsidiaries (i) held for sale in the ordinary course of business or (ii)
     constituting raw materials or work in process that is intended to be used in the manufacture or production of or converted into Inventory held for sale in the ordinary course of business and, in each case, that is not excluded as ineligible by virtue of one or more of the criteria set forth below. The value of such Inventory shall be the lower of cost or fair market value determined on a basis consistent with the historical accounting practices of the Borrower and its Subsidiaries; provided, however, that if, following an inventory appraisal pursuant to Section
     6.02(i) hereto, it is determined that, after giving effect to the advance rate set forth for Eligible Inventory in the definition of "LOAN VALUE",
     80% of the orderly liquidation value of any Inventory is lower than 55% of the cost or the fair market value of such Inventory, the value of such
     Inventory shall be 80% of its orderly liquidation value. An item of
     Inventory shall not be included in Eligible Inventory to the extent that it is:

          (a) Inventory located on leaseholds as to which the lessor has not entered into a consent and agreement providing the Administrative Agent with the right to receive notices of default, the right to repossess such
     Inventory at any time and such other rights as may be requested by the
     Administrative Agent, unless the Administrative Agent has instituted a reserve equal to the rental costs under the applicable lease with respect to such location for a three month period;

          (b) Inventory that is obsolete, or (except in the case of work in process and raw materials) unusable or otherwise unavailable for sale;

          (c) Inventory consisting of promotional, marketing, packaging or shipping materials and supplies;

          (d) Inventory that fails to meet all standards imposed by any
     Governmental Authority having regulatory authority over such Inventory or its use or sale;

          (e) Inventory that uses any intellectual property of another Person and that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from which the Borrower or any of its Subsidiaries has received notice of a dispute in respect of any such agreement, unless the Administrative Agent has instituted a reserve against such Inventory equal to the amount in dispute;

          (f) Inventory not located in the United States;

          (g) Inventory at locations owned and operated by a third person as to which the owner or operator has not entered into a collateral access agreement or bailee letter in form and substance reasonably satisfactory to the Administrative Agent with respect to such location, unless the
     Administrative Agent has instituted a three-month reserve in respect of amounts at any time due or to become due to the owner or operator thereof;

          (h) Inventory with respect to which the representations and warranties set forth in Section 9 of the Security Agreement applicable to Inventory are not correct; and

          (i) Inventory in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Collateral Agent, on behalf of the Secured Parties, securing the Secured Obligations.

          "ELIGIBLE RECEIVABLES" means Receivables created by the Borrower or any of its Subsidiaries in the ordinary course of its business and that arise out of its sale of goods or rendition of services, and that are not excluded as ineligible by virtue of one or more of the criteria set forth below. In determining the amount to be included, Eligible Receivables shall be calculated net of customer deposits and unapplied cash remitted to the
     Borrower and its Subsidiaries in respect of any Eligible Receivable.
     Receivables shall not be included in Eligible Receivables to the extent that they are:

          (a) Receivables that do not arise out of sales of goods or rendering of services in the ordinary course of the Borrower's or the relevant
     Subsidiary's business;

          (b) Receivables payable other than in Dollars or that are otherwise on terms other than those normal or customary in the Borrower's or the relevant Subsidiary's business;

          (c) Receivables owing from any Person that is an Affiliate of the
     Borrower;

          (d) Receivables more than 90 days past the original invoice date or more than 60 days past the date due, except for Receivables not more than
     180 days past the original invoice date in an aggregate amount not to exceed $6,000,000 at any time;

          (e) Receivables owing from any Person from which an aggregate amount of more than 50% of the Receivables owing therefrom is either (i) more than
     60 days past the date due or (ii) ineligible under one or more other criteria set forth in clauses (d), (f), (g), (h), (j) or (l) of this definition;

          (f) Receivables owing from any Person that (i) has disputed liability for any Receivable owing from such Person or (ii) has otherwise asserted any claim, demand or liability against the Borrower or any of its
     Subsidiaries, whether by action, suit, counterclaim or otherwise; provided that such Receivables shall be excluded only to the extent of the amounts being disputed or the amount of such claim, demand or liability by such
     Person at any date of determination;

          (g) Receivables owing from any Person that shall take or be the subject of any action or proceeding of a type described in Section 9.01(f);

          (h) Receivables (i) owing from any Person that is also a supplier to or creditor of the Borrower or any of its Subsidiaries unless such Person has waived any right of setoff in a manner acceptable to the Administrative
     Agent or (ii) representing any manufacturer's or supplier's credits, discounts, incentive plans or similar arrangements entitling the Borrower or any of its Subsidiaries to discounts on future purchase therefrom;
     provided that for purposes of subclause (f)(i) above, such Receivables shall be excluded only to the extent of the setoff of such Person at any date of determination;

          (i) Receivables arising out of sales to account debtors outside the
     United States unless such Receivables are fully backed by an irrevocable letter of credit on terms, and issued by an Eligible Assignee that is a financial institution or another financial institution, reasonably acceptable to the Administrative Agent and such irrevocable letter of credit is in the possession of the Administrative Agent;

          (j) Receivables arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, setoff or charge back;

          (k) Receivables owing from an account debtor that is an agency, department or instrumentality of the United States or any state thereof unless the Borrower or its relevant Subsidiary shall have satisfied the requirements of the Assignment of Claims Act of 1940, and any similar state legislation and the Administrative Agent is reasonably satisfied as to the absence of setoffs, counterclaims and other defenses on the part of such account debtor;

          (l) Receivables with respect to which the representations and warranties set forth in Section 9 of the Security Agreement applicable to
     Receivables are not correct;

          (m) Receivables in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Collateral Agent, on behalf of the Secured Parties, securing the Secured Obligations; and

          (n) Reserves in respect of volume discounts, co-op advertising and other similar refunds and expenses.

          "INVENTORY" has the meaning set forth in Section 1(b) of the Security
     Agreement.

          "LOAN VALUE" means, with respect to any Eligible Collateral, an amount equal to:

          (a) with respect to Eligible Inventory, the lowest of 55% of the cost or fair market value, determined on a basis consistent with the historical accounting practices of the Borrower and its Subsidiaries, of Eligible
     Inventory or, if an inventory appraisal has been performed pursuant to
     Section 6.02(i), 80% of the orderly liquidation value of the Eligible
     Inventory;

          (b) with respect to Eligible Receivables, 85% of the value of
     Eligible Receivables; and

          (c) with respect to equipment or real property described in clause (c)
     of the definition of "Eligible Collateral", the percentage of the value of such equipment or real estate that is determined by the Administrative
     Agent and not objected to by the Required Lenders in accordance with the terms of such clause (c).

          "RECEIVABLES" has the meaning specified in Section 1(c) of the
     Security Agreement.

          "SENIOR NOTES" has the meaning specified in Section 7.02(a)(D).

          "SENIOR NOTES DOCUMENTS" means the Senior Notes Indenture, the Senior
     Notes and all other agreements, instruments and other documents pursuant to which the Senior Notes have been or will be issued or otherwise setting forth the terms of the Senior Notes, in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents.

          "SENIOR NOTES INDENTURE" means the indenture dated on or about January
     14, 2005 between the Borrower, the Guarantor and The Bank of New York as
     trustee, with respect to the Senior Notes.

          (b) Section 1.01 of the Credit Agreement is hereby further amended as follows:

               (i) The definition of "CONSOLIDATED CASH INTEREST EXPENSE" is hereby amended and restated in full to read as follows:

                    ""CONSOLIDATED CASH INTEREST EXPENSE" means, with respect to any Person for any period, without duplication, the interest expense paid in cash on all Indebtedness of such Person and its
               Subsidiaries (net of all interest income of such Person and its
               Subsidiaries) for such period and cash interest expense paid or payable in such period on the Senior Notes and the Subordinated
               Notes (or other similar Indebtedness), in each case, for the first twelve months after issuance thereof, determined on a consolidated basis in accordance with GAAP."

               (ii) The definition of "CONSOLIDATED EBITDA" is hereby amended by amending and restating clause (vi) thereof in full to read as follows:

                    "(vi) fees and expenses in connection with the issuance of the Senior Notes and the exchange of the Subordinated Notes and the Senior Notes for registered notes with identical terms as contemplated by the Subordinated Notes Documents or the Senior
               Notes Documents, as the case may be, or exchanges, redemptions or refinancings permitted by this Agreement,"

               (iii) The definition of "CONSOLIDATED EBITDA" is hereby further amended by replacing the word "and" at the end of clause (viii)
          thereof with a comma and adding a new clause (x) at the end of such definition to read in full as follows:

                    "and (x) non-recurring cash expenses related to cost-saving initiatives incurred prior to the end of the Borrower's fiscal year 2006 in an aggregate amount not to exceed $3,000,000."

               (iv) The definition of "CONSOLIDATED FIXED CHARGE COVERAGE RATIO"
          is hereby amended by adding the following parenthetical immediately following the phrase "Capital Expenditures" in clause (ii) therein
          "(other than Capital Expenditures related to cost-saving initiatives incurred prior to the end of the Borrower's fiscal year 2006 in an aggregate amount not to exceed $5,000,000.)".

               (v) The definition of "CONSOLIDATED FIXED CHARGE COVERAGE RATIO"
          is hereby further amended by deleting from clause (iii) therein the phrase "excluding Excess Cash Flow payments made pursuant to Section
          2.05(b)(i)" and by adding the following phrase immediately following the phrase "Section 7.02" in clause (iii) therein:

                    "and excluding the aggregate amount of the prepayment in
               full of the Term Loans made during such period"

               (vi) The definition of "EXCESS CASH FLOW" is hereby deleted in its entirety.

               (vii) The definition of "RELATED DOCUMENTS" is hereby amended and restated in full to read as follows:

                    ""RELATED DOCUMENTS" means the Purchase Agreement, the
               Subordinated Notes Indenture, the Senior Notes Indenture and the
               Bridge Facility Documents."

               (viii) The definition of "CONSOLIDATED INTEREST COVERAGE RATIO"
          is hereby deleted in full.

          (c) Sections 2.05(b)(i), (ii), (iii), and (iv) of the Credit Agreement
     are hereby deleted in their entirety, and the following hereby substituted:
     "Intentionally omitted."

          (d) Section 2.05(b)(v) of the Credit Agreement is hereby amended and restated in full to read as follows:

               "If for any reason the Total Outstandings at any time exceed the lesser of the sum of the Loan Values of the Eligible Collateral on
          such day and the Aggregate Commitments then in effect, the Borrower shall, not more than two Business Days after the earlier of (A)
          receipt of notice of such excess from the Administrative Agent and (B)
          the Borrower having knowledge of such excess, prepay Loans and/or Cash
          Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to
          Cash Collateralize the L/C Obligations pursuant to this Section
          2.05(b)(v) unless after the prepayment in full of the Loans and the
          Swing Line Loans the Total Outstandings exceed the Aggregate
          Commitments then in effect. For purposes of this Section 2.05(b)(v), the word "knowledge", when used with respect to the Borrower, means
          (A) the actual knowledge of a Responsible Officer of the Borrower and
          (B) knowledge that would be obtained by a Responsible Officer of the
          Borrower exercising customary diligence."

          (e) Section 2.05(b)(vi) of the Credit Agreement is hereby amended and restated in full to read as follows:

               "The Borrower shall, on the first day of each Clean-Down Period occurring during each consecutive 15-month period, prepay Revolving
          Credit Loans (other than outstanding unfunded Letters of Credit), L/C
          Borrowings and Swing Line Loans outstanding on such day, such that the
          Outstanding Amount of all Revolving Credit Loans (other than outstanding unfunded Letters of Credit), L/C Borrowings and Swing Line
          Loans shall be equal to or less than $25,000,000."

          (f) Section 2.05(d) of the Credit Agreement is hereby deleted in its entirety.

          (g) Section 4.02 of the Credit Agreement is amended by adding a new subsection (d) immediately after subsection (c), to read as follows:

               "(d) The sum of the Loan Values of the Eligible Collateral
          exceeds the Total Outstandings at such time, after giving effect to such Credit Extension."

          (h) Section 6.01(b) of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof, adding the word "and" to the end of Section 6.01(c) and adding a new Section 6.01(d) to read as follows:

               "(d) as soon as available and in any event within 20 days after the end of each monthly period of the Borrower, a Borrowing Base
          Certificate, as at the end of the previous monthly period, certified by the Chief Financial Officer of the Borrower."

          (i) Section 6.02(d) of the Credit Agreement is hereby amended by adding the words ", the Senior Notes" immediately following the words "the
     Subordinated Notes" in the second line thereof.

          (j) Section 6.02(h) of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof and adding new subsections (i)
     and (j) immediately thereafter, to read as follows:

               "(i) as soon as possible after the request therefor (i) once during each fiscal year or (ii) upon the occurrence and during the continuance of an Event of Default, in each case if requested by the
          Administrative Agent, an inventory appraisal and receivables audit update prepared by an independent third party (all upon reasonable notice and at such reasonable times during normal business hours as may be reasonably requested, and to be conducted in a manner so as to minimize any disruption of business) and reasonable out-of-pocket fees and expenses incurred by the Administrative Agent in connection with any inventory appraisal requested pursuant to this clause (i) shall be reimbursed by the Borrower;

               (j) promptly after any sale or other Disposition (whether in one transaction or a series of related transactions) of Inventory or
          Receivables with an aggregate book value in excess of $400,000 and not made in the ordinary course of business, a Borrowing Base Certificate demonstrating that the Loan Values of the Eligible Collateral shall be greater than or equal to the Total Outstandings after giving effect to such Disposition; and"

     and by relettering the existing clause (i) as clause (k).

          (k) Article VI of the Credit Agreement is hereby amended by adding thereto a new Section 6.22, to read as follows:

               "6.22. Loan Value Determination. Upon the occurrence and during the continuance of a Default under Section 9.01(a) or an Event of
          Default, the Borrower shall conduct, or shall cause to be conducted, at its expense, and upon request of the Administrative Agent, and present to the Administrative Agent for approval, such appraisals, investigations or reviews as the Administrative Agent shall reasonably request for the purpose of determining the Loan Value, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested, but to be conducted in a manner so as to minimize any disruption of business. The Borrower shall furnish to the Administrative Agent any information that the
          Administrative Agent may reasonably request regarding the
          determination and calculation of the Loan Value including, without limitation, correct and complete copies of any invoices, underlying agreements, instruments or other documents and the identity of all obligors."

          (l) Section 7.01(a)(P) of the Credit Agreement is hereby amended in full to read as follows:

               "(P) Liens on assets of Foreign Subsidiaries securing
          Indebtedness permitted under Sections 7.02(c)(Q) and 7.02(c)(R); and"

          (m) Section 7.02(a) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (B) thereof, replacing the comma at the end of clause (C) with the clause "; and", and adding a new clause (D) to read as follows:

               "(D) Indebtedness evidenced by senior unsecured notes of the
          Borrower due 2012 in an aggregate principal amount of up to
          $150,000,000 (the "SENIOR NOTES") on terms satisfactory to the
          Administrative Agent,"

          (n) Section 7.02(c)(B) of the Credit Agreement is hereby amended by adding the words "and of the Senior Notes" immediately following the words
     "the Subordinated Notes".

          (o) Section 7.02(d)(B) of the Credit Agreement is hereby amended by adding the words "and of the Senior Notes" immediately following the words
     "the Subordinated Notes".

          (p) Section 7.06(f) of the Credit Agreement is hereby amended to add the phrase "or CHATT" after the word "Holdings" in the third line therein and to add the phrase "or CHATT, as the case may be," after the word
     "Holdings" in the fourth line therein.

          (q) Section 7.06 of the Credit Agreement is further amended by deleting the word "and" at the end of clause (e) therein, replacing the period at the end of clause (f) with the phrase "; and" and adding a new clause (g) at the end of such Section to read as follows:

               "(g) Holdings, the Borrower and each Subsidiary may issue or transfer Equity Interests or accept capital contributions (x) in connection with an Equity Investment or an acquisition to the extent permitted by Section 7.03(i)(D) and (y) so long as (i) no Change of
          Control results from such issuance or transfer and (ii) with respect to Equity Interests of the Borrower and any Subsidiary of the
          Borrower, the Administrative Agent will retain a pledge of the same percentage of such Equity Interests as existed immediately prior to such issuance or transfer; provided, that the Borrower shall only issue its Equity Interests to Holdings and such additional Equity
          Interests will be pledged to the Administrative Agent as Collateral under the Loan Documents."

          (r) Section 7.09 of the Credit Agreement is hereby amended by adding the words ", the Senior Notes Documents" immediately following the words
     "Loan Document" in the second line thereof.

          (s) Section 7.10(a) of the Credit Agreement is hereby deleted in full.

          (t) Section 7.10(b) of the Credit Agreement is hereby amended and restated to read in full as follows:

               "(a) Minimum Consolidated EBITDA. Permit Consolidated EBITDA to
          be less than $41,000,000 at any time."

          (u) Section 7.10(c) of the Credit Agreement is hereby amended and restated to read in full as follows:

               "(b) Consolidated Fixed Charge Coverage Ratio. Permit the
          Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of Holdings to be less than 1.00:1.00."

          (v) Section 7.11 of the Credit Agreement is hereby deleted in full.

          (w) Exhibit D to the Credit Agreement is amended and restated in full in the form of new Exhibit D attached hereto as Exhibit A.

          (x) The Exhibit B attached hereto is hereby added as Exhibit N to the
     Credit Agreement.

     SECTION 2. Amendments to Security Agreement. Clause (i) of Section 5(a) of
the Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended and restated in full to read as follows:

          "(i) upon (x) the occurrence and during the continuation of (A) an
     Event of Default under Section 9.01(a) of the Credit Agreement, (B) a
     Default under Section 9.01(f) or (g) of the Credit Agreement, or (C) an
     Event of Default under Section 9.01(b) of the Credit Agreement by reason of any violation of Section 7.10 of the Credit Agreement or (y) any action taken by the Administrative Agent pursuant to Section 9.02(b) of the Credit
     Agreement (a "SPECIFIED DEFAULT"), comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account
     Collateral without the further consent of the Grantor and"

     SECTION 3. Agreement as to Accounts. The Borrower hereby agrees that, if the Consolidated Fixed Charge Coverage Ratio is equal to or less than 1.15:1.00 for any two consecutive fiscal quarters of the Borrower, within 180 days following the date that financial statements are required to be delivered pursuant to Section 6.01(a) or (b), as the case may be, for the first such quarter, it will move each of the Accounts set forth on Schedule 1 hereto to
Bank of America and that it will maintain each such Account and any similar
Account opened in accordance with Section 5 of the Security Agreement with Bank of America. It is further agreed that failure to comply with this Section 3 shall be deemed to be an Event of Default under the Credit Agreement unless waived in accordance with Section 11.01 of the Credit Agreement.

     SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE")
when (i) the Administrative Agent shall have received counterparts of this
Amendment executed by the Borrower and the Required Lenders holding Revolving
Credit Commitments or, as to any of such Revolving Credit Lenders, advice satisfactory to the Administrative Agent that such Revolving Credit Lender has executed this Amendment and the consent attached hereto executed by each of the
Loan Parties (other than the Borrower), (ii) the Borrower shall have received at least $140,000,000 gross proceeds in cash from the sale of the Senior Notes,
(iii) the Administrative Agent shall have received written notice of the prepayment of the Term Loans required by Section 2.05(a) of the Credit Agreement and a Borrowing Base Certificate in substantially the form of Exhibit N attached hereto, (iv) the Borrower shall have prepaid in full

                                       10

the Term Loans, (v) the Administrative Agent shall have received updated
Schedule VII to the Security Agreement, (vi) the Borrower shall have paid all reasonable costs and expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent invoiced to the Borrower)
incurred in connection with the preparation, negotiation and execution of this
Amendment, (vii) the Administrative Agent shall have received, for the account of each Revolving Credit Lender executing this Amendment by 5:00 p.m. on January
7, 2005, a fee equal to 0.05% of such Revolving Credit Lender's Revolving Credit
Commitment and (viii) no Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Amendment. This
Amendment is subject to the provisions of Section 11.01 of the Credit Agreement.

     SECTION 5. Representations and Warranties of the Borrower The Borrower
represents and warrants as follows:

          (a) The execution, delivery and performance by each Loan Party of this
     Amendment and each Loan Document as amended by this Amendment, are within such Loan Party's corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person's Organization
     Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under
     (x) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its
     Subsidiaries or (y) any order, injunction, writ or decree of any
     Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.

          (b) This Amendment and the consent attached hereto, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is party thereto. This Amendment and the consent attached hereto, when so delivered, will constitute a legal, valid and binding obligation of such
     Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally.

          (c) After giving effect to this Amendment, (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

     SECTION 6. Reference to and Effect on the Credit Agreement and the the Loan
Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement or the Security Agreement to "this Agreement",
"hereunder", "hereof" or words of like import referring to the Credit Agreement or the Security Agreement, as applicable, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "the Security
Agreement", "thereunder", "thereof" or words of like import referring to the
Credit

                                       11

Agreement or the Security Agreement, as applicable, shall mean and be a reference to the Credit Agreement or the Security Agreement, as applicable, as amended by this Amendment.

     (b) The Credit Agreement, the Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral
Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan
Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan
Documents, nor constitute a waiver of any provision of any of the Loan
Documents.

     SECTION 7. Costs, Expenses The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this
Amendment and the other instruments and documents to be delivered hereunder
(including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the
Credit Agreement.

     SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this
Amendment.

     SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       12

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

With respect to all Sections
except Section 2:                             AMES TRUE TEMPER, INC.

                                              By /s/ Judy Schuchart
                                                 -------------------------------
                                                 Name: Judy Schuchart
                                                 Title: Chief Financial Officer

With respect to all Sections
except Section 1:                             ATT HOLDING CO.

                                              By /s/ Judy Schuchart
                                                 -------------------------------
                                                 Name: Judy Schuchart
                                                 Title: Chief Financial Officer

With respect to all Sections
except Section 1:                             AMES TRUE TEMPER PROPERTIES, INC.

                                              By /s/ Judy Schuchart
                                                 -------------------------------
                                                 Name: Judy Schuchart
                                                 Title: Chief Financial Officer

                                              BANK OF AMERICA, N.A.,
                                              as Administrative Agent, as
                                              Collateral Agent and as Lender

                                              By /s/ W. Thomas Barnett
                                                 -------------------------------
                                                 Name: W. Thomas Barnett
                                                 Title: Senior Vice President

                                             THE CIT GROUP/BUSINESS CREDIT, INC.

                                             By: /s/ Barbara F. Perich
                                                 -------------------------------
                                                 Name: Barbara F. Perich
                                                 Title: Vice President

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORAITON

                                            By: /s/ Charles Brickley
                                                --------------------------------
                                                Name: Charles Brickley
                                                Title: Duly Authorized Signatory

                                            LASALLE BANK NATIONAL ASSOCIATION

                                            By:  /s/ Chris Helmeci
                                                --------------------------------
                                                Name:  Chris Helmeci
                                                Title: Senior Vice President

                                            PNC Bank, National Association

                                            By:  /s/ Frank Sajer
                                                --------------------------------
                                                Name:  Frank Sajer
                                                Title: Vice President

                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Syndication Agent and as a Lender

                                            By: /s/Richard E. Anglin III
                                                --------------------------------
                                                Name: Richard E. Anglin III
                                                Title:  Assistant Vice President

                                     CONSENT

                                                    Dated as of January 14, 2005

                  Each of the undersigned hereby consents to the foregoing
Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such
Amendment, each reference in the Loan Documents to the "Credit Agreement",
"Security Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement or the Security Agreement, as
applicable, as amended by such Amendment, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured
Obligations (in each case, as defined therein). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the
Credit Agreement.

                                              ATT HOLDING CO.

                                              By /s/ Judy Schuchart
                                                 -------------------------------
                                                 Title:

                                              AMES TRUE TEMPER PROPERTIES, INC.

                                              By /s/ Judy Schuchart
                                                 -------------------------------
                                                 Title: